Note 13. Restructuring and Impairment Charges (Notes)	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
RESTRUCTURING AND IMPAIRMENT CHARGES
RESTRUCTURING, IMPAIRMENT AND OTHER CHARGES
Long-Lived Asset Impairment Charges
During the year ended December 31, 2014, our Solar Energy segment recognized long-lived asset impairment charges of $75.2 million. Charges resulted from the impairment of certain multicrystalline solar wafer manufacturing equipment due to market indications that fair value was less than carrying value, the impairment of certain solar module manufacturing equipment following the termination of a long-term lease arrangement with one of our suppliers and the impairment of power plant development arrangement intangible assets and construction in progress related to certain solar projects.
In 2013, management concluded the start-up analysis of our Semiconductor Materials segment's Merano, Italy polysilicon facility and determined that, based on recent developments and current market conditions, restarting the facility was not aligned with our business strategy. Accordingly, we decided to indefinitely close that facility and the related chlorosilanes facility obtained from Evonik. As a result, in 2013, we recorded approximately $37.0 million of impairment charges to write down these assets to estimated salvage value.
In 2014, we received offers of interest to purchase these facilities. These offers indicated to us that the carrying value of the assets exceeded the estimated fair value. As a result of an impairment analysis, we recognized $57.3 million of impairment charges to write down these assets to their estimated fair value. In December 2014, we closed the sale of the Merano, Italy facilities. The facilities were sold to a third party for $12.2 million. No cash payment was made at the date of closing and the purchase consideration will be paid to us over ten years. In connection with the sales transaction, we provided the buyer with loans totaling $9.1 million which will be repaid over ten years. We accounted for this transaction in accordance with the deposit method of real estate accounting and recognized a $4.7 million loss on sale of property, plant and equipment for the year ended December 31, 2014.
Our Semiconductor Materials segment also recorded long-lived asset impairment charges of $2.1 million for the year ended December 31, 2014 related to the consolidation of the semiconductor crystal operations.
We recorded asset impairment charges of $19.6 million for the year ended December 31, 2012, primarily related to solar wafer assets.
The charges above are recognized as long-lived asset impairment charges in our condensed consolidated statement of operations. Impairment charges were measured based on the amount by which the carrying value of these assets exceeded their estimated fair value after consideration of their future cash flows using management's assumptions (Level 3).
Restructuring Charges (Reversals)
2014 Consolidation of Semiconductor Crystal Operations
Our Semiconductor Materials segment announced a plan to consolidate our crystal operations during the first quarter of 2014. The consolidation will include transitioning small diameter crystal activities from our St. Peters, Missouri facility to other crystal facilities in Korea, Taiwan and Italy. The consolidation of crystal activities will affect approximately 120 employees in St. Peters and is currently being implemented. It is expected to be completed by the second half of 2015. Restructuring charges of $3.9 million were recorded for the year ended December 31, 2014 and are included within restructuring reversals on the consolidated statement of operations.
On December 18, 2014, our Semiconductor Materials segment initiated the termination of certain employees as part of a workforce restructuring plan. The plan is designed to realign the workforce, improve profitability, and to support new growth market opportunities. The plan is expected to result in a total reduction of approximately 120 positions, with a majority of the affected employees outside of the United States. It is expected to be completed by the end of the first half of 2015. We recorded restructuring charges of $2.5 million for the year ended December 31, 2014 in connection with this workforce restructuring.
2011 Global Plan
During the second half of 2011, the semiconductor and solar industries experienced downturns, of which the downturn in solar was more severe. In December 2011, in order to better align our business to then current and expected market conditions in the semiconductor and solar markets, as well as to improve our overall cost competitiveness and cash flows across all segments, we committed to a series of actions to reduce our global workforce, right size production capacity and accelerate operating cost reductions in 2012 and beyond (the “2011 Global Plan”). These actions included:

•	Reducing total workforce by approximately 1,400 persons worldwide, representing approximately 20% of our employees;

•	Shuttering our Merano, Italy polysilicon facility as of December 31, 2011;

•	Reducing production capacity at our Portland, Oregon crystal facility and slowing the ramp of the Kuching, Malaysia wafering facility; and

•	Consolidating our solar wafering and solar energy system operations into a single Solar Energy business unit, effective January 1, 2012.
Details of the 2012 expenses, cash payments and expected costs incurred related to the 2011 Global Plan are set out in the following table:

						As of December 31, 2012
In millions	Accrued January 1, 2012	Year-to-date Restructuring Charges (Reversals)	Cash Payments	Currency	Accrued December 31, 2012	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and employee benefits	$60.2	$—	$(27.8)	$(0.7)	$31.7	$63.2	$63.2
Contract termination	260.0	(93.4)	(34.3)	2.2	134.5	164.6	164.6
Other	51.1	(2.1)	(11.9)	1.2	38.3	49.7	49.7
Total	$371.3	$(95.5)	$(74.0)	$2.7	$204.5	$277.5	$277.5

We executed two settlement agreements on September 4, 2012, with Evonik Industries AG and Evonik Degussa Spa ("Evonik"), one of our suppliers, to settle disputes arising from our early termination of two take-or-pay supply agreements. One of the original supply agreements also included a provision for the construction and operation of a chlorosilanes plant located on the site of our existing Merano, Italy polysilicon facility for our benefit. Pursuant to the settlement reached, we forfeited a deposit of $10.2 million and agreed to pay Evonik a total of 70.0 million Euro, of which 25.0 million Euro was paid in 2012 and 45.0 million Euro was paid in 2013. A favorable adjustment to our 2011 Global Plan liabilities was made in the third quarter of 2012 as a result of this restructuring-related settlement, resulting in $69.2 million of income within restructuring charges (reversals) on the combined statement of operations. Additionally, on December 30, 2012 as part of the settlement with Evonik, we obtained title to the chlorosilanes plant, which resulted in a $31.7 million gain on the combined statement of operations in the fourth quarter of 2012. The fair value of the chlorosilanes plant was calculated based on a discounted cash flow model using management's assumptions (Level 3).
Details of the 2013 expenses, cash payments and expected costs incurred related to the 2011 Global Plan are set out in the following table:

							As of December 31, 2013
In millions	Accrued January 1, 2013	Year-to-date Restructuring Charges (Reversals)	Cash Payments	Non-Cash Settlements	Currency	Accrued December 31, 2013	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and employee benefits	$31.7	$(10.9)	$(0.3)	$—	$0.8	$21.3	$52.3	$52.3
Contract termination	134.5	0.5	(60.5)	(34.8)	0.5	40.2	165.1	165.1
Other	38.3	(1.1)	(12.4)	(1.6)	1.1	24.3	48.6	48.6
Total	$204.5	$(11.5)	$(73.2)	$(36.4)	$2.4	$85.8	$266.0	$266.0

In August 2013, we entered into a settlement agreement with ReneSola Singapore PTE. LTD (“ReneSola”) relating to the termination of the long-term polysilicon and long-term wafer supply agreement entered on June 9, 2010. This settlement agreement relieved each party of its remaining obligations. In relation to the supply agreement, we made a refundable deposit so that, in the event of a purchase shortfall during the term of the supply agreement, ReneSola could, pursuant to the terms of the supply agreement, apply any remaining deposits toward purchase shortfalls. Prior to the settlement agreement, there was approximately $34.8 million remaining in the refundable deposit. Since ReneSola was entitled to draw down on and retain the remainder of the refundable deposit upon execution of the settlement agreement, we reversed the remaining refundable deposit asset and corresponding customer deposit liability. There was no impact to the consolidated statements of operations as a result of this settlement agreement.
The $11.5 million credit recognized pertaining to the 2011 Global Plan for the year ended December 31, 2013 is primarily the result of a reversal of liabilities related to the costs associated with the Merano, Italy polysilicon and other semiconductor facilities due to settlements of certain contractual obligations and changes in estimates.
Details of the 2014 expenses, cash payments and expected costs incurred related to the 2011 Global Plan are set out in the following table:

							As of December 31, 2014
In millions	Accrued January 1, 2014	Year-to-date Restructuring Charges (Reversals)	Cash Payments	Non-Cash Settlements	Currency	Accrued December 31, 2014	Cumulative Costs Incurred	Total Costs Expected to be Incurred
2011 Global Plan
Severance and employee benefits	$21.3	$(14.3)	$(3.6)	$(0.9)	$(1.8)	$0.7	$38.0	$38.0
Contract termination	40.2	—	(10.5)	—	—	29.7	165.1	165.1
Other	24.3	(0.3)	(12.7)	2.0	(1.8)	11.5	48.3	48.3
Total	$85.8	$(14.6)	$(26.8)	$1.1	$(3.6)	$41.9	$251.4	$251.4

During the year ended December 31, 2014 our Semiconductor Materials segment recorded $12.0 million of severance reversals related to the sale of the Merano, Italy polysilicon facility because the buyer has assumed legal responsibility for those employees' severance liabilities. The severance reversals are included within restructuring reversals on the consolidated statement of operations. This severance reversal is a non-cash settlement and the statement of cash flows is adjusted for this non-cash transaction. Other revisions to our estimated restructuring liabilities included $2.6 million of net reversals which were recorded during the year ended December 31, 2014 due to actual results differing from our previous estimates.